MAINSTAY VP FUNDS TRUST
MainStay VP IQ Hedge Multi-Strategy Portfolio
(the “Portfolio”)
Supplement dated May 1, 2023 (“Supplement”) to the Summary Prospectus and
Prospectus, each dated May 1, 2023
Important Notice Regarding Changes Investment Objective, Investment Policies and Principal Risks
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.
At a meeting held on March 6-7, 2023, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) modifying the Portfolio’s investment objective; and (ii) modifying the Portfolio’s principal investment strategies.
As a result, effective on June 6, 2023, the following changes will be made to the Summary Prospectus and Prospectus:
1.
Investment Objective.   The “Investment Objective” section of the Summary Prospectus and Prospectus is revised to read as follows:

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill).
2.
Principal Investment Strategies.   The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is revised as follows:

a.   The fifth paragraph is deleted in its entirety and replaced with the following:
The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC, an affiliate of the Subadvisor. The Underlying Index generally is based on the premise that aggregated returns of hedge funds in a broad hedge fund universe display, over time, significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. Managers included in the broad hedge fund universe may employ investment styles including, but not limited to:
•
Equity strategies, including long-only, long bias, long/short, market neutral and dedicated short strategies;

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Fixed income strategies, including long-only and long/short credit strategies, high yield, asset-backed, and convertible bond strategies;

•
Emerging market strategies, including global and region- and country-specific strategies;

•
Sector strategies, including healthcare and biotechnology, technology, real estate, energy, financials and natural resources strategies; and

•
Specialized and alternative strategies, including multi-strategy, balanced, global macro, event-driven, options, merger arbitrage and managed futures strategies.

b.   The seventh paragraph and accompanying bullet points are deleted.
c.   The following bullet point is added to the eighth paragraph.
•
Alternative strategies including merger arbitrage, market neutral, long/short,options, private equity replication, and managed futures;

3.   Principal Risks.
The “Portfolio Management Risk” paragraph is replaced in its entirety with the following:
Portfolio Management Risk:    The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or achieve returns that equal or exceed the Underlying Index, the S&P Balanced Equity and Bond Conservative Index, the Barclay Fund of Funds Index, or the Barclay Hedge Fund Index.
The “Principal Risks of the ETPs” section of the Summary Prospectus and Prospectus is revised to include the following risk factor:
VIX Exposure Risk.   The Portfolio may invest in investment products whose value is linked to the performance of the Cboe Volatility Index (the “VIX Index”). The VIX Index seeks to measure the 30-day expected volatility of the Standard & Poor’s 500® Index (“S&P 500® Index”), as calculated based on the prices of certain put and call options on the S&P 500® Index. Products providing exposure to the VIX Index are not able to invest directly in the components of the VIX Index, but rather generally gain exposure to the VIX Index’s performance by purchasing or selling futures contracts on the VIX Index. The level of the S&P 500® Index, the prices of options on the S&P 500® Index, the level of the VIX Index itself and the value of futures contracts on the VIX Index may change suddenly and unpredictably, and may negatively affect the value of the Fund’s investments in VIX Index-linked products. In addition, the actual volatility of the S&P 500® Index may not conform to a level predicted by the VIX Index or to the prices of the included put and call options. Several factors may affect the price of the VIX Index, including, but not limited to: market prices and forward volatility levels; expectations that volatility as measured by the VIX Index will fluctuate; supply and demand of VIX Index futures and listed and over-the-counter equity derivative markets; international or domestic political, economic, geographic or financial events; natural disasters; and changes in legal and regulatory regimes in the United States
4.
Past Performance.   The “Past Performance” section of the Summary Prospectus and Prospectus is revised as follows:

(a)   The following is added to the second paragraph:
The Fund has also selected the Barclay Hedge Fund Index as an additional benchmark.
(b)
The additional secondary benchmark is added to the Average Annual Total Returns table as follows:

	Inception	1 Year	5 Years	Since Inception
Barclay Hedge Fund Index		-8.21%	3.35%	4.34%

(c)   The following is added as a footnote to the Average Annual Total Returns table:
The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.